SEPTEMBER 17, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD SMALL CAP GROWTH FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH SEPTEMBER 1, 2020

This Supplement contains new and additional information regarding The Hartford Small Cap Growth Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective as of the opening of business on October 19, 2020, The Hartford Small Cap Growth Fund (the “Fund”) will no longer be closed to new investors and will be available for purchase by all eligible investors. Accordingly, effective October 19, 2020, all references to the Fund being closed to new investors in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7556	September 2020